PIMCO Variable Insurance Trust

Supplement Dated October 8, 2008 to the

Administrative Class Prospectus, dated May 1, 2008

Institutional Class Prospectus, dated May 1, 2008

Administrative Class Prospectus for the Money Market Portfolio, dated May 1, 2008

Institutional Class Prospectus for the Money Market Portfolio, dated May 1, 2008

Disclosure related to the PIMCO Money Market Portfolio

On October 7, 2008, the Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”) approved the participation by PIMCO Money Market Portfolio (the “Portfolio”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

The Program is designed to address temporary dislocations in the credit markets. The Program will operate for an initial three month term beginning September 19, 2008. After the initial term, the Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the initial three months of the Program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio. If the Program is extended, the Portfolio will consider whether to participate. Participation in any extensions of the Program requires additional payment by the Portfolio.

Investors Should Retain This Supplement For Future Reference